Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the date on applicable Purchaser Signature Page, by and between Vaporin, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506b promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1. Sale of the Shares. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of up to 20,000,000 shares of common stock (the “Shares”) at $0.11 per Share (the “Purchase Price”). The number of Shares and the price per Share shall be adjusted by any applicable split, stock dividend or combination.

2. Closing.

(a) The purchase and sale of the Shares shall take place at a closing (the “Closing”), to be held at such date and time as shall be determined by the Purchaser on notice to the Company.

(b) At the Closing, each Purchaser shall deliver to the Company such Purchaser’s Subscription Amount, and the Company shall issuance instructions to its stock transfer agent instructing it to deliver to each Purchaser its respective Shares, as set forth in Section 2(c), and the Company and each Purchaser shall deliver the other items set forth in Section 2(d), deliverable at the Closing. For purposes herein, Subscription Amount shall mean, as to each Purchaser, the aggregate amount to be paid for the Shares purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

(c) On or at or prior to the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) This Agreement duly executed by the Company;

(ii) A certificate evidencing the number of Shares of common stock equal to such Purchaser’s Subscription Amount divided by the price per Share, registered in the name of such Purchaser; and

(iii) The Escrow Agreement, a copy of which is attached hereto as Exhibit A, duly executed by the Company.

(d) At or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) This Agreement duly executed by such Purchaser;

(ii) Such Purchaser’s Subscription Amount by wire transfer to the escrow agent; and

(iii) The Escrow Agreement duly executed by such Purchaser.

(e) No closing shall occur unless a subscription has been accepted by the Company and the Purchaser purchases Shares from three Large Shareholders as that term is defined by the Escrow Agreement. At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents including stock certificates, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

(f) All representations, covenants and warranties of the Purchaser and the Company contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though the same had been made on and as of such date.

3. Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company:

(a) The Purchaser has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by the Purchaser in connection with the execution and performance by the Purchaser of this Agreement or the execution and performance by the Purchaser of any agreements, instruments or other obligations entered into in connection with this Agreement.

(b) This Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

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(c) The Purchaser is, and will be as of the Closing, an “accredited investor”, as such term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Purchaser to utilize the information made available to it to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed acquisition of the Shares, which represents a speculative investment. The Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

(d) On the Closing, the Purchaser will acquire the Shares as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(e) The Purchaser understands and agrees that the Shares have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Company contained herein), and that such Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

(f) The offer to sell the Shares was directly communicated to each Purchaser by the Company. At no time was the Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(g) The Purchaser understands that the Shares have not been registered under the Securities Act and the Purchaser will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Share unless pursuant to an effective registration statement under the Securities Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, the Purchaser may transfer (without restriction and without the need for an opinion of counsel) the Shares to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each Parent or Subsidiary of the Purchaser. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(h) The Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Shares or the suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

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(i) The Purchaser acknowledges receipt of the Term Sheet dated August 15, 2014, has access to all filings of the Company appearing on www.SEC.gov.EDGAR, is aware of the Company’s business affairs and financial condition, has reached an informed and knowledgeable decision to purchase the Shares and recognizes that such purchase entails a high degree of risk.

4. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser, which may be relied on by any subsequent purchaser of the Purchaser’ capital stock and their counsel:

(a) The Company is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its respective certificate or articles of incorporation, or bylaws.

(b) The Company has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out the Company’s obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by the Company in connection with the execution and performance by the Company of this Agreement or the execution and performance by the Company of any agreements, instruments or other obligations entered into in connection with this Agreement.

(c) This Agreement has been duly executed and delivered by the Company. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(d) There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the Company’s knowledge, threatened against the Company that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

(e) There are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations pending or, to the Company’s knowledge, threatened against the Company or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation. No bankruptcy, receivership or debtor relief proceedings are pending or, to the Company’s knowledge, threatened against the Company.

(f) The Company has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign Law, judgment, decree, injunction or order, applicable to it, the conduct of its business, or the ownership or operation of its business. References in this Agreement to “Laws” shall refer to any laws, rules or regulations of any federal, state or local government or any governmental or quasi-governmental agency, bureau, commission, instrumentality or judicial body (including, without limitation, any federal or state securities law, regulation, rule or administrative order).

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5. Finder’s Fee. The Company represents and warrants that no person is entitled to receive a finder’s fee from the Company in connection with this Agreement as a result of any action taken by the Purchaser or the Company pursuant to this Agreement, and agrees to indemnify and hold harmless the other party, its officers, directors and affiliates, in the event of a breach of the representation and warranty. This representation and warranty shall survive the Closing.

6. Termination by Mutual Agreement. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before August 31, 2014 (or any extended offering date as provided in the Term Sheet); provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

7. Legend. The Shares shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

8. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the Agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

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(b) Severability. If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

(c) Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or by email Notices shall be deemed to have been received on the date of personal delivery or email.

(d) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. By execution and delivery of this Agreement, each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall only be brought in the federal or state courts located in the County of Miami-Dade in the State of Florida ; (ii) irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consents to any service of process made either (x) in the manner set forth in Section 8(c) of this Agreement (other than by facsimile), or (y) any other method of service permitted by law.

(e) Waiver of Jury Trial. EACH PARTY hereby expressly waiveS any right to a trial by jury in the event of any suit, action or proceeding to enforce this Agreement or any other action or proceeding which MAY arise OUT OF OR IN ANY WAY BE CONNECTED WITH THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS.

(f) Parties to Pay Own Expenses. Each of the parties to this Agreement shall be responsible and liable for its own expenses incurred in connection with the preparation of this Agreement, the consummation of the transactions contemplated by this Agreement and related expenses.

(g) Successors. This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns; provided, however, that neither party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other party.

(h) Further Assurances. Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

(i) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties with the advice of counsel to express their mutual intent, and no rules of strict construction will be applied against any party.

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(k) Headings. The headings in the Sections of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement.

(l) Survival. The representations and warranties of the parties shall survive the closing and payment for the Shares.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Vaporin, Inc.		Address for Notice:

4400 Biscayne Blvd., Suite 850 Miami, Florida 33137
By:
Name:	Scott Frohman
Title:	Chief Executive Officer

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: _____________

Social security or taxpayer Id. Number: _______________________

Date: __________________, 2014

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